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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 23, 2003

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                            Switchboard Incorporated
             (Exact name of registrant as specified in its charter)

       Delaware                        0-28871                  04-3321134
(State or other jurisdiction       (Commission File           (IRS Employer
  of incorporation)                    Number)              Identification No.)

     120 Flanders Road, Westborough, MA                    01581
      (Address of principal executive                   (Zip Code)
                offices)


        Registrant's telephone number, including area code (508) 898-8000


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          (Former name or former address if changed since last report)

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

Item 5. Other Events and Regulation FD Disclosure.

     On October 23, 2003, Switchboard Incorporated announced its intention to file with the Securities and Exchange Commission a registration statement on Form S-1 covering the offering of shares of its common stock. The full text of the press release issued in connection with the announcement is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Switchboard Incorporated


                             By:/s/Robert P. Orlando
                                --------------------
                                Robert P. Orlando
                                Vice President and Chief Financial Officer

Date:  October 23, 2003

                                  EXHIBIT INDEX

Exhibit No   Description
----------   -----------
   99.1      Press Release dated October 23, 2003